UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2023

FOCUS FINANCIAL PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38604	47-4780811
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

875 Third Avenue, 28th Floor
New York, NY 10022
(Address of principal executive offices)
(Zip Code)

(646) 519-2456
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	FOCS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2023, the Company announced that Rajini Kodialam, the Chief Operating Officer of Focus Financial Partners Inc. (the “Company”) and member of the board of directors of the Company, and Leonard Chang, the Senior Managing Director and Head of M&A of the Company, intend to transition from their respective positions to senior advisor positions, effective on or about the closing of the acquisition of the Company by affiliates of Clayton, Dubilier & Rice, LLC (the “Merger”), which is expected to occur in the third quarter of 2023, subject to the satisfaction of the closing conditions described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 28, 2023.

Cautionary Note Concerning Forward-Looking Statements

This report contains certain forward-looking statements that reflect the Company’s current views with respect to certain current and future events. Specific forward-looking statements include, among others, statements regarding the Company’s plans, objectives and expectations and the consummation of the Merger. These forward-looking statements are and will be, subject to many risks, uncertainties and factors which may cause future events to be materially different from these forward-looking statements or anything implied therein. These risks and uncertainties include, but are not limited to: the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the Merger that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction; risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock; disruption from the Merger making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and partner firm clients and others with whom the Company and its partner firms do business; the occurrence of any event, change or other circumstances that could give rise to the termination of the pending Merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger; the risk of litigation and/or regulatory actions related to the Merger; global economic conditions; adverse industry and market conditions; and other economic, business, or competitive factors. Any forward-looking statements in this communication are based upon information available to the Company on the date of this report. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could affect the Company may be found in the Company’s filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS FINANCIAL PARTNERS INC.

By:	/s/ J. Russell McGranahan
J. Russell McGranahan
General Counsel

Dated: August 4, 2023

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